                                                                               .
                                                                               .
                                                                               .

                                                                    Exhibit 99.1


                            (NOBLE CORPORATION LOGO)

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - May 17, 2005

-----------------------------------------------------------------------------------------------------------------------------------

                                                                      YEAR BUILT/
          RIG                     RIG DESIGN                           REBUILT        WATER DEPTH         LOCATION
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Gulf of Mexico (12)
JACKUPS (2)

Noble Eddie Paul               MLT Class 84-E.R.C. (T)                1976/1995          390'-IC       High Island A-323

Noble Tom Jobe                 MLT Class 82-SD-C (T) (Z)                 1982            250'-IC       South Timbalier 135

SEMISUBMERSIBLES (7)

# Noble Paul Romano            Noble EVA 4000TM (T)                   1981/1998           6,000'       Mississippi Canyon 518

# Noble Jim
Thompson                       Noble EVA 4000TM (T)                   1984/1999           6,000'       Mississippi Canyon 934

# Noble Amos Runner            Noble EVA 4000TM (T)                   1982/1999           6,600'       Green Canyon 320


# Noble Max Smith              Noble EVA 4000TM (T)                   1980/1999           6,000'       Mississippi Canyon 722

# Noble Lorris Bouzigard       IPF Pentagone (T)                      1975/2003         4,000' **      Mississippi Canyon 400


# Noble Therald Martin         IPF Pentagone (T)                      1977/2003           4,000'       Green Canyon 236


Noble Clyde Boudreaux          F&G 9500 Enhanced                      1987/1999          10,000'       MS - Signal shipyard
                               Pacesetter

SUBMERSIBLES (3)

# Noble Joe Alford             Pace 85                                1982/1997           85'-C        Eugene Island 53


# Noble Lester Pettus          Pace 85                                1982/1997           85'-C        Main Pass 19

# Noble Fri Rodli              Transworld                             1979/1998           70'-C        Vermillion 71

-----------------------------------------------------------------------------------------------------------------------------------
(#) Denotes change from previous report.
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                    ANTICIPATED
                                                     CONTRACT        DAYRATE
          RIG                   OPERATOR            EXPIRATION       ($000)
-------------------------------------------------------------------------------
U.S. Gulf of Mexico (12)
JACKUPS (2)

Noble Eddie Paul                  Apache              6/2005             *

Noble Tom Jobe                    Chevron             6/2005           51-53

SEMISUBMERSIBLES (7)

# Noble Paul Romano              Anadarko             12/2005         169-171

# Noble Jim
Thompson                           Shell              6/2005          109-111

# Noble Amos Runner             Kerr-McGee            6/2005          128-129


# Noble Max Smith              Amerada Hess           6/2005           89-90

# Noble Lorris Bouzigard          Apache              6/2005          104-106


# Noble Therald Martin            Chevron             7/2005           72-73


Noble Clyde Boudreaux            Shipyard


SUBMERSIBLES (3)

# Noble Joe Alford              Forest Oil            5/2005           42-43


# Noble Lester Pettus             Petsec              6/2005           32-34

# Noble Fri Rodli              Arena Energy           6/2005           44-45

-------------------------------------------------------------------------------
(#) Denotes change from previous report.
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


          RIG                  COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Gulf of Mexico (12)
JACKUPS (2)

Noble Eddie Paul               Contract commenced 3/15/2005.

Noble Tom Jobe                 Contract commenced 3/15/2005.

SEMISUBMERSIBLES (7)

# Noble Paul Romano            Contract commenced on 5/05/2005.

# Noble Jim                    180-day extension @ $174-176 to commence +/- 6/15/2005.
Thompson

# Noble Amos Runner            Contract commenced on 2/01/2005 through +/- 6/01/2005. Then 6 months at $152-153. Contract with
                               Kerr-McGee for 2006 @ $196-198.

# Noble Max Smith              Two well extension from Amerada Hess, +/- 180 days @ $154-155 to commence +/- 6/15/2005. First well assigned to BHP.

# Noble Lorris Bouzigard       Contract commenced on 5/10/2005. Then to Mariner for 2 wells, +/- 60 days @ $74-76, plus four wells
                               @ $104-106. Rig scheduled to be down 5-7 days for inspection in 2Q 2005.

# Noble Therald Martin         Contract commenced on 4/21/2005, plus option well at mutually agreed rate. Then to Kerr-McGee for two wells @ $104-106, plus two option wells @ $119-121.

Noble Clyde Boudreaux          Two year contract for Shell to commence after upgrade in 3Q 2006 @ $209-211.


SUBMERSIBLES (3)

# Noble Joe Alford             Next to Mariner Energy on +/- 5/24/2005 for one well @ $45-46, then to Arena Energy for one well @
                               $46-47. Rig scheduled to be down 5 days in 9/2005 for inspection.

# Noble Lester Pettus          Contract commenced on 4/25/2005. Next well for Petsec @ $39-41. Then to shipyard for +/- 60 days.

# Noble Fri Rodli              Contract commenced 5/13/2005. Next to LLOG @ $44-45.

-----------------------------------------------------------------------------------------------------------------------------------
(#) Denotes change from previous report.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                                                      YEAR BUILT/
          RIG                     RIG DESIGN                           REBUILT        WATER DEPTH         LOCATION
-----------------------------------------------------------------------------------------------------------------------------------
International (48)
MEXICO JACKUPS (8)

# Noble Lewis Dugger           Levingston Class 111-C (T)             1977/1997          300'-IC       Bay of Campeche

Noble Gene Rosser              Levingston Class 111-C (T)             1977/1996          300'-IC       Bay of Campeche

# Noble Sam Noble              Levingston Class 111-C (T)                1982            300'-IC       Bay of Campeche

# Noble John Sandifer          Levingston Class 111-C (T)             1975/1995          300'-IC       Bay of Campeche


# Noble Johnnie Hoffman        BakMar BMC 300 IC (T) (Z)              1976/1993          300'-IC       Bay of Campeche


# Noble Leonard Jones          MLT Class 53-E.R.C. (T)                1972/1998          390'-IC       Bay of Campeche

Noble Earl Frederickson        MLT Class 82-SD-C (T) (Z)              1979/1999          250'-IC       Bay of Campeche

# Noble Bill Jennings          MLT Class 84-E.R.C. (T)                1975/1997          390'-IC       Bay of Campeche


BRAZIL SEMISUBMERSIBLE (1)

# Noble Paul Wolff             Noble EVA 4000TM (T)                   1981/1998         8,900'-DP      Brazil


BRAZIL DRILLSHIPS (3)

# Noble Leo Segerius           Gusto Engineering Pelican              1981/2002         5,900'-DP      Brazil
                               Class (T)

Noble Muravlenko               Gusto Engineering Pelican              1982/1997         5,000'-DP      Brazil
                                Class (T)

# Noble Roger Eason            Neddrill (T)                           1977/2004         7,200'-DP      Brazil

-----------------------------------------------------------------------------------------------------------------------------------
(#) Denotes change from previous report.
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                    ANTICIPATED
                                                     CONTRACT        DAYRATE
          RIG                   OPERATOR            EXPIRATION       ($000)
-------------------------------------------------------------------------------
International (48)
MEXICO JACKUPS (8)

# Noble Lewis Dugger               Pemex              5/2007

Noble Gene Rosser                  Pemex              6/2005           48-50

# Noble Sam Noble                  Pemex              9/2005           49-51

# Noble John Sandifer              Pemex              6/2007           49-51


# Noble Johnnie Hoffman            Pemex              7/2005           49-51


# Noble Leonard Jones              Pemex              6/2007           48-50

Noble Earl Frederickson            Pemex              8/2006           39-40

# Noble Bill Jennings              Pemex              7/2005           50-52


BRAZIL SEMISUBMERSIBLE (1)

# Noble Paul Wolff               Petrobras            10/2007         154-156


BRAZIL DRILLSHIPS (3)

# Noble Leo Segerius             Petrobras            6/2006           93-95


Noble Muravlenko                 Petrobras            3/2007           81-82


# Noble Roger Eason              Petrobras            4/2007           96-97

-------------------------------------------------------------------------------
(#) Denotes change from previous report.
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


          RIG                 COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
International (48)
MEXICO JACKUPS (8)

# Noble Lewis Dugger          Rig arrived in Mexico on 5/16/2005. Two-year contract with Pemex @ $64-65 to commence +/- 5/21/2005.

Noble Gene Rosser             Anticipate 7-10 days of downtime in 3Q 2005 for spud can inspection.

# Noble Sam Noble             Waiting on results of a tender to Pemex for a contract of 730 days to commence +/- 9/28/2005.

# Noble John Sandifer         Anticipate 7-10 days of downtime in 4Q 2005 for inspection. Received a contract from Pemex for 730 days to commence +/- 6/15/2005 @ $64-65.

# Noble Johnnie Hoffman       Anticipate 8-12 days of downtime in 2Q 2005. Waiting on results of a tender to Pemex for a contract of 730 days to commence +/- 7/14/2005.

# Noble Leonard Jones         Waiting on results of a tender to Pemex for a contract of 730 days to commence +/- 7/15/2005.

Noble Earl Frederickson

# Noble Bill Jennings         Anticipate 10 days of downtime in 3Q 2005 for inspection. Waiting on results of a tender to Pemex for a contract of 669 days to commence +/- 7/24/2005.

BRAZIL SEMISUBMERSIBLE (1)

# Noble Paul Wolff            Contract commenced 5/15/2005 @ $154-156, plus 20% performance bonus. Rig scheduled to be in shipyard for +/- 150 days commencing +/- September 2005 for periodic special survey. We will receive 28 days of dayrate while in the shipyard.

BRAZIL DRILLSHIPS (3)

# Noble Leo Segerius          Periodic survey originally scheduled for +/- 30-45 days in 3Q 2005 has been rescheduled for 2006.


Noble Muravlenko


# Noble Roger Eason           Contract commenced on 4/14/2005.

-----------------------------------------------------------------------------------------------------------------------------------
(#) Denotes change from previous report.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                                                      YEAR BUILT/
          RIG                     RIG DESIGN                           REBUILT        WATER DEPTH         LOCATION
-----------------------------------------------------------------------------------------------------------------------------------
NORTH SEA JACKUPS (8)

Noble Al White                 CFEM T-2005 C (T)                      1982/1997          360'-IC       Netherlands


Noble Byron Welliver           CFEM T-2005 C (T)                         1982            300'-IC       Denmark

# Noble Kolskaya               Gusto Engineering (T)                  1985/1997          330'-IC       Netherlands


Noble George Sauvageau         NAM (T)                                   1981            250'-IC       Netherlands

Noble Ronald Hoope             MSC/CJ46 (T)                              1982            250'-IC       United Kingdom

Noble Piet van Ede             MSC/CJ46 (T)                              1982            250'-IC       Netherlands

Noble Lynda Bossler            MSC/CJ46 (T) (Z)                          1982            250'-IC       Netherlands


# Noble Julie Robertson        Baker Marine Europe                    1981/2000         390'-IC***     United Kingdom
                               Class (T)

NORTH SEA
SEMISUBMERSIBLE (1)

# Noble Ton van Langeveld      Offshore SCP III Mark 2 (T)            1979/2000           1,500'       United Kingdom


WEST AFRICA JACKUPS (6)

Noble Tommy Craighead          F&G L-780 MOD II-IC (T)                1982/1990          300'-IC       Nigeria

# Noble Percy Johns            F&G L-780 MOD II-IC (T)                1981/1995          300'-IC       Nigeria

# Noble Roy Butler             F&G L-780 MOD II-IC (T)                1982/1996        300'-IC****     Nigeria

Noble Ed Noble                 MLT Class 82-SD-C (T)                  1984/1990          250'-IC       Nigeria

Noble Lloyd Noble              MLT Class 82-SD-C (T)                  1983/1990          250'-IC       Nigeria

# Noble Don Walker             BakMar BMC-150 IC (T)                  1982/1992          150'-IC       Nigeria

WEST AFRICA
SEMISUBMERSIBLE (1)

# Noble Homer Ferrington       F&G 9500 Enhanced                      1985/2000           6,000'       Nigeria
                               Pacesetter (T)

-----------------------------------------------------------------------------------------------------------------------------------
(#) Denotes change from previous report.
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                    ANTICIPATED
                                                     CONTRACT        DAYRATE
          RIG                   OPERATOR            EXPIRATION       ($000)
-------------------------------------------------------------------------------
NORTH SEA JACKUPS (8)

Noble Al White                  Wintershall           7/2005           57-59


Noble Byron Welliver              Maersk              9/2005           52-54

# Noble Kolskaya                Wintershall           9/2005           58-60


Noble George Sauvageau         Gas de Franz           11/2005          58-59

Noble Ronald Hoope                Venture             12/2005          62-64

Noble Piet van Ede             Gaz de Franz           11/2005          53-55

Noble Lynda Bossler             Wintershall           5/2005           56-58


# Noble Julie Robertson        Gaz de Franz           6/2005           54-56


NORTH SEA
SEMISUBMERSIBLE (1)

# Noble Ton van Langeveld       Kerr-McGee            4/2006           84-86


WEST AFRICA JACKUPS (6)

Noble Tommy Craighead              Addax              1/2006           47-49

# Noble Percy Johns             ExxonMobil            3/2006           50-52

# Noble Roy Butler                Chevron             5/2006           51-53

Noble Ed Noble                  ExxonMobil            9/2006           46-48

Noble Lloyd Noble                 Chevron             5/2006           49-51

# Noble Don Walker               MoniPulo             6/2005           48-49

WEST AFRICA
SEMISUBMERSIBLE (1)

# Noble Homer Ferrington        ExxonMobil            6/2006          128-131


-------------------------------------------------------------------------------
(#) Denotes change from previous report.
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


          RIG                  COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
NORTH SEA JACKUPS (8)

Noble Al White                 Contract from Wintershall for the 1Q 2005 @ $57-59, 2Q 2005 @ $58-60. Rig anticipated to be down for +/- 45-60 days in 3Q 2005 for upgrade to 7,500 PSI mud system. Then a +/- 200-day contract for
                               Wintershall @ $89-91.

Noble Byron Welliver           Rig anticipated to be down for +/- 5 days in 3Q 2005 for inspection.

# Noble Kolskaya               From 4/01/2005 through 6/30/2005 rate is $58-60. Commencing 7/01/2005 for +/- 120 days rate is
                               $62-64, plus 60-day option well @ $64-66. Rig anticipated to be down for +/- 5 days in 2Q 2005 for top drive inspection.

Noble George Sauvageau         Anticipate +/- 5 days downtime in 2Q 2005 for inspection.

Noble Ronald Hoope             Contract commenced on 3/01/2005, plus option at mutually agreed rate.

Noble Piet van Ede             Anticipate +/- 5 days downtime in 3Q 2005 for inspection.

Noble Lynda Bossler            Rig released 3/09/2005. Contract commenced 3/15/2005 for +/- 45 days @ $56-58. Then to Burlington for +/- 120 days @ $79-81. LOI from Wintershall for a 115-day well @ $79-80 in direct continuation after Burlington.

# Noble Julie Robertson        Contract commenced on 12/7/2004 through +/- 6/15/2005. Then to Caledonia EU Ltd. for +/- 60 days @
                               $64-66, plus two option wells @ $66-68.

NORTH SEA
SEMISUBMERSIBLE (1)

# Noble Ton van Langeveld      Contract commenced on 4/15/2005 for 6 months @ $84-86, then 6 month extension @ $114-116, plus 6 month option at mutually agreed rate.

WEST AFRICA JACKUPS (6)

Noble Tommy Craighead

# Noble Percy Johns            Anticipate 7-10 days of downtime in 4Q 2005 for installation of quarters modules.

# Noble Roy Butler             Rig experienced 3 days of downtime in 2Q 2005 for spud can inspection.

Noble Ed Noble

Noble Lloyd Noble              Anticipate 5-7 days of downtime in 2Q 2005 for spud can inspection.

# Noble Don Walker             Four well extension, +/- 150 days @ $60-62 to commence +/- 6/15/2005.

WEST AFRICA
SEMISUBMERSIBLE (1)

# Noble Homer Ferrington       Rig experienced 2 days of downtime in 2Q 2005 for riser slip joint repair.


-----------------------------------------------------------------------------------------------------------------------------------
(#) Denotes change from previous report.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                                                      YEAR BUILT/
          RIG                     RIG DESIGN                           REBUILT        WATER DEPTH         LOCATION
-----------------------------------------------------------------------------------------------------------------------------------
ARABIAN GULF JACKUPS (14)

# Noble Kenneth Delaney        F&G L-780 MOD II-IC (T)                1983/1998          300'-IC       UAE (Abu Dhabi)

Noble George McLeod            F&G L-780 MOD II-IC (T)                1981/1995          300'-IC       UAE (Abu Dhabi)

# Noble Jimmy Puckett          F&G L-780 MOD II-IC (T)                1982/2002          300'-IC       Qatar


Noble Crosco Panon             Levingston Class 111-C (T)             1976/2001          300'-IC       Qatar

Noble Gus Androes              Levingston Class 111-C (T)             1982/1996          300'-IC       UAE (Abu Dhabi)

Noble Chuck Syring             MLT Class 82-C (T)                     1976/1996          250'-IC       Qatar

# Noble Charles Copeland       MLT Class 82-SD-C (T)                  1979/2001          250'-IC       Qatar



Noble Roy Rhodes               MLT 116-C (T)                             1979          300'-IC****     UAE (Dubai)

# Noble Dhabi II               Baker Marine-150 (T)                      1982            150'-IC       UAE (Abu Dhabi)

Noble Gene House               Modec 300-C (T)                           1981            300'-IC       Qatar

# Noble Dick Favor             BakMar BMC-150 IC (T)                  1982/1993          150'-IC       UAE (Abu Dhabi)

Noble Cees van Diemen          Modec 300-C (T)                           1981            300'-IC       Qatar

Noble David Tinsley            Modec 300-C (T)                           1981            300'-IC       Qatar

# Noble Mark Burns             Levingston Class 111-S                    1980         300' -IS*****    UAE (Sharjah)


MEDITERRANEAN JACKUP (1)

Noble Carl Norberg             MLT Class 82-C (T)                     1976/1996          250'-IC       Croatia

INDIA JACKUPS (2)

Noble Ed Holt                  Levingston Class 111-C (T)             1981/1994          300'-IC       India

# Noble Charlie Yester         MLT 116-C (T)                             1979            300'-IC       India

FAR EAST
SEMISUBMERSIBLES (3)


Noble Dave Beard               F&G 9500 Enhanced                         1986            10,000'       Dalian, China
                               Pacesetter

Bingo 9000 - Rig 3             Trosvik Bingo 9000                        1999         10,000' ******   Dalian, China

Bingo 9000 - Rig 4             Trosvik Bingo 9000                        1999         10,000' ******   Dalian, China

-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                                                     ANTICIPATED
                                                      CONTRACT        DAYRATE
          RIG                    OPERATOR            EXPIRATION       ($000)
-------------------------------------------------------------------------------
ARABIAN GULF JACKUPS (14)

# Noble Kenneth Delaney              NDC               5/2006           50-51

Noble George McLeod                  NDC               6/2006           50-51

# Noble Jimmy Puckett             Shipyard


Noble Crosco Panon                  Total              11/2005          50-52

Noble Gus Androes                 Total ABK            12/2005          53-55

Noble Chuck Syring              QatarGas III           9/2005           50-52

# Noble Charles Copeland           Maersk              6/2005           51-53



Noble Roy Rhodes                     DPC               1/2006           51-53

# Noble Dhabi II                    ADOC               7/2006           39-40

Noble Gene House               Dolphin Energy          1/2007           59-60

# Noble Dick Favor

Noble Cees van Diemen              Ras Gas             2/2007           54-56

Noble David Tinsley                Ras Gas             7/2006           54-56

# Noble Mark Burns                Shipyard


MEDITERRANEAN JACKUP (1)

Noble Carl Norberg                 CROSCO              9/2005           29-30

INDIA JACKUPS (2)

Noble Ed Holt                       ONGC               3/2006           48-49

# Noble Charlie Yester              ONGC               12/2006          50-51

FAR EAST
SEMISUBMERSIBLES (3)


Noble Dave Beard                  Shipyard


Bingo 9000 - Rig 3                Shipyard

Bingo 9000 - Rig 4                Shipyard

-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


          RIG                  COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
ARABIAN GULF JACKUPS (14)

# Noble Kenneth Delaney        Rig scheduled to be in the shipyard for +/- 45 days in 4Q 2005.

Noble George McLeod            Rig recommenced contract 3/10/2005.

# Noble Jimmy Puckett          Rig entered the shipyard on 4/11/2005 through +/- 5/28/2005. Next to Ras Gas for 580 days to commence +/- 6/01/2005 @ $55-57.

Noble Crosco Panon             Contract commenced on 3/01/2005.

Noble Gus Androes

Noble Chuck Syring

# Noble Charles Copeland       Received notice of early termination from Maersk, effective +/- 6/15/2005. Received LOI from Ras Gas for an 85-day well commencing 6/2005 @ $56-58. Prior to commencement of Ras Gas contract, rig scheduled to be in shipyard for +/- 14 days in 2Q 2005.

Noble Roy Rhodes

# Noble Dhabi II

Noble Gene House               Rig scheduled to be in shipyard for +/- 14 days in 4Q 2005.

# Noble Dick Favor             Contract completed on 5/10/2005. Next to Bunduq in Abu Dhabi on +/- 5/21/2005 for 8 months @ $51-52.

Noble Cees van Diemen

Noble David Tinsley

# Noble Mark Burns             Received LOI from Ras Gas for a 475-day contract commencing after upgrade/refurbishment, +/-
                               8/31/2005 @ $60-62. Upgrade to 300' water depth, 65' cantilever reach, installation of third pump and 160 person living quarters.

MEDITERRANEAN JACKUP (1)

Noble Carl Norberg             Bareboat Charter to CROSCO.

INDIA JACKUPS (2)

Noble Ed Holt

# Noble Charlie Yester         Rig scheduled for +/- 14 days downtime in 4Q 2005.

FAR EAST
SEMISUBMERSIBLES (3)


Noble Dave Beard


Bingo 9000 - Rig 3             Baredeck hull.

Bingo 9000 - Rig 4             Baredeck hull.

-----------------------------------------------------------------------------------------------------------------------------------

(#) Denotes change from previous report.
(T) Denotes Top Drive.
(Z) Denotes Zero Discharge.
(*) Terms of contract confidential per agreement with operator.
(**) Rig to be upgraded to 4,000' utilizing aluminum alloy riser.
(***) Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.
(****) The rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300' of water. (*****) The rig is currently equipped to operate in 230' of water. Fabricating leg extensions to enable the rig to operate in up to 300' of water.
(******) Baredeck hull constructed as capable to operate in 10,000' of water.


4